AMENDMENT AND CONSENT

                   AMENDMENT AND CONSENT dated as of July 18, 1996 (this "Amendment"), among TWS FUNDING, INC., a Delaware corporation (the "Borrower"), FLAGSTAR CORPORATION, a Delaware corporation ("Flagstar"), and each financial institution executing this Amendment as a "Lender" (each, a "Lender").

                  PRELIMINARY STATEMENTS:

                  1. The Borrower, Flagstar and the Lender Parties, the Co-Administrative Agents and the Funding Agent referred to therein have entered into a Second Amended and Restated Credit Agreement dated as of April 10, 1996 (the "Credit Agreement"; the terms defined therein being used herein as therein defined unless otherwise defined herein).

                  2. Flagstar proposes to sell TWS 300 Corp. and its Subsidiary, Portiontrol Foods, Inc. (and the business operations thereof), pursuant to two transactions, the principal terms of which are described on the attached Schedule A (the "Sale Transactions").

                  3. The Borrower and Flagstar have  requested  that the Lenders
(a) agree to the aggregate price of the Sale Transactions and that the terms and conditions of the Sale Transactions are reasonable and customary and (b) amend certain provisions of the Credit Agreement and the Security Agreement as herein provided.

                  4. The Lenders have expressed their willingness to grant the Borrower's and Flagstar's request as set forth above on the terms and conditions set forth below.

                  NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

                  SECTION 1. Consent Concerning the Sale Transaction. The Lenders hereby agree that the conditions set forth in Section 5.02(e)(viii)(B) of the Credit Agreement shall be satisfied if the Sale Transactions are consummated upon substantially the terms described in the attached Schedule A.

                  SECTION 2. Amendments to the Credit Agreement. The Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as follows:

                  (a) Section 5.02(b)(i) is amended by adding to the end thereof a new clause (F) to read as follows:

                           "(F) Debt owed to the Funding Agent in respect of any
                  daylight   overdraft   facility  or  in  connection  with  any
                  automated clearing house transfers of funds;"

                  (b) Section 5.02(n) is amended by deleting the section reference "Section 2.05" contained therein and substituting therefor the section reference "Section 2.04 or 2.05".

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                  (c)  Section  5.03(r) is amended by  deleting  the word "five"
          contained therein and substituting therefor the word "ninety".

                  (d) Section 5.04(a) is amended by inserting after the word "outstanding" contained therein the phrase "as of the close of business".

                  (e) Section 5.04(b) is amended by inserting after the word "outstanding" contained therein the phrase "as of the close of business".

                  SECTION 3. Amendments to the Security Agreement. The Security Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, hereby amended as follows:

                  (a) Preliminary Statement (9) is amended by deleting therefrom the phrase ", has opened an investment account with Chase Securities, Inc. at its office at 270 Park Avenue, 6th Floor, New York, New York 10017, Account No. 196215" contained therein.

                  (b) Section 2 is amended by inserting after the words "Loan Documents" contained in the first sentence thereof the following: "and under any documents in respect of Debt permitted by Section 5.02(b)(i)(F) of the Credit Agreement".

                  (c) Section 4 is amended by deleting therefrom the name and punctuation ", Chase Securities Inc." contained therein.

                  (d) Section 8(a) is amended by inserting after the words "Loan Documents" contained therein the following: "and under any documents in respect of Debt permitted by Section 5.02(b)(i)(F) of the Credit Agreement".

                  (e) Section 13(b) thereof is amended by inserting the phrase "except as permitted by Section 5.02(o) of the Credit Agreement," immediately after the words "No Grantor shall".

                  SECTION 4. Conditions of Effectiveness. This Amendment shall become effective when, and only when (a) the Funding Agent shall have received counterparts of this Amendment executed by the Borrower, Flagstar and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Funding Agent that such Lenders have executed this Amendment, (b) the Funding Agent shall have received the Consent attached hereto, signed by each Guarantor and Grantor (as such term is defined in the Security Agreement) and (c) the Funding Agent shall have received a certificate, dated the date of receipt thereof by the Funding Agent, in form and substance satisfactory to the Funding Agent, signed by a duly authorized officer of Flagstar, to the effect that (i) the representations and warranties set forth in Section 5 hereof are correct on and as of the date of such certificate as though made on and as of such date and
(ii) no event has occurred and is continuing that constitutes a Default.

                  SECTION 5. Representations and Warranties. Flagstar represents and warrants as follows:

                  (a) The execution, delivery and performance by each Loan Party of this Amendment and the Credit Agreement and the Security Agreement, each as amended hereby, and the consummation of the transactions contemplated hereby and thereby, are within such Loan Party's corporate powers, have been duly authorized by all necessary corporate action on the part of such Loan Party, and do not (i) contravene such Loan Party's charter or by-laws, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934, as amended), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System, as in effect from time to time), order, writ, judgment, injunction, decree, determination or award applicable to any Loan Party, (iii) conflict with or result in the breach of, or constitute a default under, any contract, loan agreement, indenture, mortgage, deed of trust, lease or other

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         instrument  binding  on  or  affecting  any  Loan  Party,  any  of  its
         Subsidiaries or any of their properties or (iv) result in or require the creation or imposition of any Lien (other than Liens created by or permitted under the Loan Documents) upon or with respect to any of the properties of any Loan Party or any of its Subsidiaries except, as to
         (ii) and (iii) above, as would not, and would not be reasonably likely to, have a Material Adverse Effect.

                  (b) No  authorization  or approval or other  action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for the due execution, delivery, recordation, filing or performance by any Loan Party of this Amendment, the Credit Agreement, as amended hereby, or the Security Agreement, as amended hereby, except those authorizations, approvals, actions, notices and filings which have been duly obtained, take, given, or made and are in full force and effect.

                  (c) This Amendment and the Consent have been duly executed and delivered by each Loan Party party thereto. The Credit Agreement and the Security Agreement, each as amended hereby, are the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and subject to general principles of equity (regardless of whether considered in a proceeding in equity or at law).

                  SECTION 6. Reference to and Effect on the Loan Documents. (a) Upon the effectiveness hereof, on and after the date hereof each reference in the Credit Agreement or the Security Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement or the Security Agreement, as the case may be, and each reference in the other Loan Documents to the Credit Agreement or the Security Agreement, "thereunder",
"thereof" or words of like import referring to the Credit Agreement or the Security Agreement, as the case may be, shall mean and be a reference to the Credit Agreement or the Security Agreement, respectively, as amended hereby.

                  (b) Except as specifically amended above, each of the Credit Agreement and the Security Agreement is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

                  (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or Co-Administrative Agent or the Funding Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

                  SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

                  SECTION 8. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.


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                  IN WITNESS  WHEREOF,  the  parties  hereto  have  caused  this
Amendment and Consent to be executed by their respective officers thereunto duly authorized, as of the date first above written.

Borrowers


                                     TWS FUNDING, INC.


                                     By:
                                        --------------------------------------
                                         Title:  Vice President and Treasurer


                                     FLAGSTAR CORPORATION


                                     By:
                                        ---------------------------------------
                                         Title:  Vice President and Treasurer


Lenders
                                        ----------------------------------------
                                        [Print or type name of institution]



                                     By:
                                        ---------------------------------------
                                        Title:


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